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                                                                    EXHIBIT 99.1


                             STOCKHOLDERS AGREEMENT


     STOCKHOLDERS AGREEMENT dated ("Agreement") as of August 26, 1998 by and between Salton/Maxim Housewares, Inc., a Delaware corporation ("Acquiror"), and the other parties signatory hereto (each a "Stockholder").


                                    RECITALS

     Concurrently herewith, Acquiror, Salt Acquisition Corp., a Missouri corporation ("Newco"), and Toastmaster Inc., a Missouri corporation (the "Company"), are entering into an Agreement and Plan of Merger of even date herewith (as such agreement may be amended from time to time, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) pursuant to which (and subject to the terms and conditions specified therein) Newco will be merged with and into the Company (the "Merger"), whereby each share of common stock, par value $.10 per share, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $7.00 cash, other than (i) shares of Company Common Stock owned, directly or indirectly, by the Company or any subsidiary of the Company or by Acquiror and (ii) Dissenting Shares.

     As a condition to Acquiror's entering into the Merger Agreement, Acquiror requires that each Stockholder enter into, and each such Stockholder has agreed to enter into, this Agreement with Acquiror.


                                   AGREEMENT

     To implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereby agree as follows:

     1. Representations and Warranties of Stockholders. Each Stockholder hereby severally and not jointly represents and warrants to Acquiror as follows:

         (a) OWNERSHIP OF SHARES. (i) Such Stockholder is either (i) the record holder or beneficial owner, either alone or with such Stockholder's spouse, of the number of or (ii) trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "Trustee") of shares of Company Common Stock as is set forth opposite such Stockholder's name on Schedule I hereto (such shares shall constitute the "Existing Shares", and together with any shares of Company Common Stock acquired of record or beneficially by such Stockholder in any capacity after the date hereof and prior to the termination hereof, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, shall constitute the "Shares").

              (ii) On the date hereof, the Existing Shares set forth opposite such Stockholder's name on Schedule I hereto constitute all of the outstanding shares


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         of Company Common Stock owned of record or beneficially by such
         Stockholder. Such Stockholder does not have record or beneficial ownership of any Shares not set forth on Schedule I hereto.

              (iii) Such Stockholder has sole power, or shared power with such Stockholder's spouse, of disposition with respect to all of the Existing Shares set forth opposite such Stockholder's name on Schedule I and sole power, or shared power with such Stockholder's spouse, to demand dissenter's or appraisal rights, in each case with respect to all of the Existing Shares set forth opposite such Stockholder's name on Schedule I, with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

         (b) POWER; BINDING AGREEMENT. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party or by which such Stockholder is bound including, without limitation, any trust agreement, voting agreement, stockholders agreement, voting trust, partnership or other agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary of or holder of interest in any trust of which a Stockholder is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If such Stockholder is married and such Stockholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person in accordance with its terms. The Stockholders Agreement dated November 13, 1991, as amended on December 30, 1993 (as so amended, the "Existing Stockholders Agreement"), has been amended so that the provisions of the Existing Stockholders Agreement will not apply to the Acquiror Option.

         (c) NO CONFLICTS. Except for filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if applicable, and the expiration or termination of any applicable waiting period thereunder, (A) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (x) conflict with or result in any breach of any applicable trust, partnership agreement or other agreements or organizational documents applicable to such Stockholder, (y) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or


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     acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound or (z) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

         (d) Such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

         (e) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder in his or her capacity as such.

         (f) Such Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement with Acquiror.

     2. OPTION GRANTED TO ACQUIROR. (a) Each Stockholder, severally and not jointly, hereby grants to Acquiror an irrevocable option to purchase all, but not less than all, of such Stockholder's Shares at any time prior to the termination of the Merger Agreement in accordance with its terms, on the terms and subject to the conditions set forth herein (collectively, with respect to all the Stockholder's Shares, the "Acquiror Option"), which Acquiror Option shall attach to each Stockholder's Shares and be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors or as a result of any divorce.

         (b) If Acquiror wishes to exercise the Acquiror Option, Acquiror shall send a written notice to each Stockholder of its election to exercise the Acquiror Option, any time prior to the Closing, which exercise shall be subject to the fulfillment of the conditions specified in Section 2(e) hereof. The place and date of the closing of the Acquiror Option ("Acquiror Option Closing") shall be the same as the Closing, and the time of the Acquiror Option Closing shall be immediately prior to the Closing.

         (c) At the Acquiror Option Closing, each Stockholder shall deliver to Acquiror all of such Stockholder's Shares by delivery of a certificate or certificates evidencing such Shares, duly endorsed to Acquiror or accompanied by stock powers duly executed



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     in favor of Acquiror, with all necessary stock transfer stamps affixed
     (provided that the cost of such transfer stamps is reimbursed by Acquiror).

         (d) At the Acquiror Option Closing, Acquiror shall pay to the Stockholders, by wire transfer in immediately available funds to the account of such Stockholders specified in writing no more than one business day prior to the Acquiror Option Closing, an amount equal to the product of $7.00 and the number of Shares purchased pursuant to the exercise of the Acquiror Option.

         (e) Each of the following conditions must be satisfied at the time the Acquiror Option is exercised and at the time of the Acquiror Option
     Closing:

              (i) no court, arbitrator or governmental body, agency or official shall have issued any order, decree or ruling (which has not been stayed or suspended pending appeal) and there shall not be any effective statute, rule or regulation, restraining, enjoining or prohibiting the consummation of the purchase and sale of the Shares pursuant to the exercise of the Acquiror Option;

              (ii) any waiting period applicable to the consummation of the purchase and sale of the Shares pursuant to the exercise of the Acquiror Option under the HSR Act shall have expired or been terminated; and

              (iii) all of the conditions set forth in Article VII of the Merger Agreement shall have been satisfied or waived.

         3. CERTAIN COVENANTS OF STOCKHOLDERS. Except in accordance with the terms of this Agreement, each Stockholder hereby severally covenants and agrees as follows:

         3.1 NO SOLICITATION. Prior to the termination of the Merger Agreement in accordance with its terms, no Stockholder shall, in its capacity as such, directly or indirectly (including through advisors, agents or other intermediaries), solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Acquiror, Newco or any affiliate thereof) with respect to the Company that constitutes or could reasonably be expected to lead to an Acquisition Proposal (as defined in Section 6.7 in the Merger Agreement), provided, however, that the foregoing shall not restrict a Stockholder who is also a director of the Company from taking actions in such Stockholder's capacity as a director to the extent and in the circumstances permitted by Section 6.7 of the Merger Agreement. If any Stockholder in its capacity as such receives any such inquiry or proposal, then such Stockholder shall promptly inform Acquiror of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Each Stockholder, in its capacity as such, will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.



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         3.2  RESTRICTION ON TRANSFER, PROXIES AND NONINTERFERENCE; RESTRICTION
ON WITHDRAWAL. Prior to the termination of the Merger Agreement in accordance with its terms, no Stockholder shall, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement and to Acquiror pursuant to this Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, or exercise any discretionary powers to distribute, any or all of such Stockholder's Shares or any interest therein, including any trust income or principal, except in each case to a Permitted Transferee who is or agrees in a writing executed by the Acquiror to become bound by this Agreement; (ii) grant any proxies or powers of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement. For purposes of the Agreement, "Permitted Transferees" means, with respect to a Stockholder, any of the following persons:
(a) the spouse of such Stockholder, provided that at all relevant times of determination such Stockholder is not separated or divorced from, or is not involved in separation or divorce proceedings with, such spouse; (b) the issue of such Stockholder; (c) any charitable foundation or similar organization founded by such Stockholder; (d) a trust of which there are no principal beneficiaries other than (i) such Stockholder, (ii) such Stockholder's spouse (provided that at all relevant times of determination such Stockholder is not separated or divorced from, or is not involved in separation or divorce proceedings with, such spouse), (iii) the issue of such Stockholder, or (iv) any charitable foundation or similar organization founded by such Stockholder; (e) the legal representative of such Stockholder in the event such Stockholder becomes mentally incompetent; and (f) the beneficiaries under (i) the will of such Stockholder or the will of such Stockholder's spouse, or (ii) a trust described in clause (d) above. Notwithstanding anything herein to the contrary, Robert H. Deming and/or Beverly A. Deming may donate in the aggregate up to 200,000 Shares to the University of Colorado Foundation and/or the Robert H. and Beverly A. Deming Foundation, tax exempt organizations.

         3.3 WAIVER OF APPRAISAL AND DISSENTER'S RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have. Each Trustee represents that no beneficiary who is a beneficial owner of Shares under any trust has any right of appraisal or right to dissent from the Merger which has not been so waived.

         3.4 NO TERMINATION OR CLOSURE OF TRUSTS. Unless, in connection therewith, the Shares held by any trust which are presently subject to the terms of this Agreement are transferred upon termination to one or more Stockholders and remain subject in all respects to the terms of this Agreement, or other Permitted Transferees who upon receipt of such Shares become signatories to this Agreement, the Stockholders who are Trustees shall not take any action to terminate, close or liquidate any such trust and shall take all steps necessary



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to maintain the existence thereof at least until the termination of the Merger
Agreement in accordance with its terms.

     4. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     5. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors or as a result of any divorce.

     6. STOP TRANSFER. Each Stockholder agrees with, and covenants to, Acquiror that such Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

     7. TERMINATION. In the event the Merger Agreement is terminated in accordance with its terms, the obligations set forth in this Agreement shall also terminate.

     8.  MISCELLANEOUS.

         8.1 Entire Agreement; Assignment. This Agreement, together with the Merger Agreement (and the Exhibits and Schedule thereto) and the Confidentiality Agreement (i) constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other party.

         8.2 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto; provided that Schedule I may be supplemented by Acquiror by adding the name and other relevant information concerning any stockholder of the Company who is or agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a "Stockholder" for all purposes of this Agreement.

         8.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given; as of the date of delivery, if delivered personally; upon receipt of confirmation, if telecopied or upon the next business day when delivered during normal business hours to an overnight courier service, such as Federal Express, in each case to the parties at the following addresses or at such other addresses as shall be


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specified by the parties by like notice; unless the sending party has knowledge that such notice or other communication hereunder was not received by the intended recipient:

    If to the Stockholders:

         Toastmaster Inc.
         1801 North Stadium Boulevard
         Columbia, Missouri  65202
         Attention:  Chairman
         Telecopy:  (573) 446-5646

    with a copy to:

         Stinson, Mag & Fizzell P.C.
         1201 Walnut Street
         Kansas City, Missouri  64106
         Attention:  John A. Granda
         Telecopy:  (816) 641-3495

    If to Acquiror:

         Salton/Maxim Housewares, Inc.
         550 Business Center Drive
         Mount Prospect, Illinois  60056
         Attn:  Chairman
         Telecopy:  (847) 803-8080

    with a copy to:

         Sonnenschein Nath & Rosenthal
         8000 Sears Tower
         Chicago, Illinois  60606

         Attn:  Neal Aizenstein, Esq.
         Telecopy:  (312) 876-7934

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         8.4 GOVERNING LAW. The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Missouri, without giving effect to the principles of conflict of laws thereof.

         8.5 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with


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their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

         8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same Agreement.

         8.7 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         8.8 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

         8.9  DEFINITIONS; CONSTRUCTION.  For purposes of this Agreement:

              (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange
         Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as described in Section 13(d)(3) of the Exchange Act.

              (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

              (c) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged. In addition, in the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the


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         corporate or capital structure of the Company which would have the effect of diluting or changing the Acquiror's rights hereunder, the number and kind of shares or securities subject to the Option and the purchase price per Share (but not the total purchase price) shall be appropriately and equitably adjusted so that the Acquiror shall receive upon exercise or the Acquiror Option the number and class of shares or other securities or property that the Acquiror would have received in respect of the Shares purchasable upon exercise of the Acquiror Option if the Acquiror Option had been exercised immediately prior to such event. Each Stockholder shall take such steps in connection with such consolidation, merger, liquidation or other such action as may be necessary to assure that the provisions hereof shall thereafter apply as nearly as possible to any securities or property thereafter deliverable upon exercise of the Acquiror Option.

         8.10 STOCKHOLDER CAPACITY. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director of the Company makes any agreement or understanding herein in his or her capacity as such director, and the agreements set forth herein shall in no way restrict any director in the exercise of his or her fiduciary duties as a director of the Company. Each Stockholder has executed this Agreement solely in his or her capacity as the record or beneficial holder of such Stockholder's Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Stockholder's Shares.

     IN WITNESS WHEREOF, Acquiror and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.


______________________________________      SALTON/MAXIM HOUSEWARES, INC.
John E. Thompson


______________________________________      By:_________________________________
Elaine A. Thompson
                                            Name:_______________________________

______________________________________      Title:______________________________
Robert H. Deming


______________________________________
Beverly A. Deming


______________________________________
Daniel J. Stubler



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


_________________________________________
Andrea F. Stubler


_________________________________________
Beverly A. Deming, as Trustee Under
Indenture 73180 for the benefit of
Stephen R.H. Deming, Robert S. G. Deming,
Douglas R. B. Deming and Bruce
R. J. Deming



_________________________________________
Beverly A. Deming, as Trustee Under
Agreement of Robert H. Deming dated
August 1, 1991 for the benefit of
Christine M. Deming, Nicole R. Deming,
Neil K. Deming, Charlene A. Deming,
Douglas H. Deming and Kaylyn M. Deming









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                                   SCHEDULE I



Record Holder                                                  Number of Shares
-------------                                                  ----------------

John E. Thompson                                                    664,985*

Elaine A. Thompson, as custodian for children                        26,880

Robert H. Deming                                                    127,684

Beverly A. Deming                                                   345,445

Daniel J. Stubler                                                   906,000

Andrea F. Stubler, as trustee for children                          126,271

Beverly A. Deming, as Trustee Under                                 477,046
Indenture 73180 for the benefit of
Stephen R.H. Deming, Robert S. G.
Deming, Douglas R. B. Deming and
Bruce R. J. Deming

Beverly A. Deming, as Trustee Under                                 389,418
Agreement of Robert H. Deming dated
August 1, 1991 for the benefit of
Christine M. Deming, Nicole R. Deming,
Neil K. Deming, Charlene A. Deming,
Douglas H. Deming and Kaylyn M. Deming


----------------

*    Includes 609,685 shares held in Mr. Thompson's recovable trust.







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